CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Registration Statement on Form 20-F of ChdgAI Commodities Limited (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Naiqi Zhang, Chief Financial Officer (Principal Financial and Accounting Officer), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	June 10, 2026
By:	/s/ Naiqi Zhang
Name:	Naiqi Zhang
Title:	Chief Financial Officer (Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.